                         AMENDMENT AND WAIVER NO. 1


           AMENDMENT AND WAIVER NO. 1 ("Amendment No. 1"), dated as of April 29, 1998, to that certain Credit Agreement, dated as of January 8, 1998 (as amended, supplemented or otherwise modified to date, the "Credit Agreement", capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement), by and among OUTSOURCING SERVICES GROUP, INC., a Delaware corporation, as a guarantor, its wholly-owned Subsidiaries AEROSOL SERVICES COMPANY, INC., a California corporation, and PIEDMONT LABORATORIES, INC., a Georgia corporation, as the initial Borrowers and, following consummation of the Kolmar Acquisition, KOLMAR LABORATORIES, INC., a Delaware corporation (Kolmar"), as an additional Borrower, each financial institution from time to time party to the Credit Agreement (each a "Lender" and, collectively, "Lenders"), BT COMMERCIAL CORPORATION, a Delaware corporation, as agent for Lenders and the Issuing Bank (as defined in the Credit Agreement) (in such capacity, "Agent"), and HELLER FINANCIAL, INC., acting as co-agent (in such capacity, "Co-Agent").


                                  RECITALS

           WHEREAS, Kolmar intends to acquire all or substantially all of the manufacturing assets of A-D Contract Packaging, Inc., a California corporation and a subsidiary of Norden, Inc., a New Jersey corporation;

           WHEREAS, Kolmar Canada Inc., a wholly owned subsidiary of Kolar ("Kolmar Canada"), intends to acquire all or substantially all of the manufacturing assets of Yardley of London Limited, a corporation incorporated under the laws of England and Wales (collectively, the "Yardley Assets"); and

           WHEREAS, in connection with such acquisitions, Borrowers have requested that Lenders make certain revisions to the Credit Agreement and Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein;

           NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon execution and delivery hereof by Borrower and the Majority Lenders, the parties hereto hereby agree as follows:


                                 AGREEMENT


 SECTION 1.   AMENDMENT AND WAIVER

     1.1 Section 1.1 of the Credit Agreement is amended by asserting in appropriate alphabetical order the following new definitions:

     "A-D Acquisition means the acquisition by Kolmar on or before May 15, 1998 of all or substantially all of the manufacturing assets, including equipment, of A-D Contract Packaging, Inc., a California corporation and a subsidiary of Norden, Inc., a New Jersey corporation, for an aggregate consideration not to exceed $1,065,000."

     "Yardley Acquisition means the acquisition by Kolmar Canada on or before December 31, 1998 of all or substantially all of the manufacturing assets, including equipment, of Yardley of London Limited, a corporation incorporated under the laws of England and Wales, for an aggregate consideration not to exceed $975,000."

     1.2 The Required Lenders acknowledge and agree that each of the A-D Acquisition and the Yardley Acquisition constitutes an "Acquisition" under, and as defined in, the Credit Agreement.

     1.3 Section 8.7 of the Credit Agreement is amended by deleting the word "and" as it appears at the end of clause (h) thereof, by deleting the period at the end of clause (i) thereof and substituting the words "; and" in lieu thereof, and by inserting immediately following clause (i) thereof the following new clause (j):

          "(j)  Indebtedness incurred by Kolar to finance the A-D
     Acquisition in an aggregate principal amount not to exceed $400,000 at any time outstanding."

     1.4 The Required Lenders waive compliance with the requirements of
Section 8.20(a) so as to permit Kolmar Canada to make the Yardley
Acquisition.

     1.5 The Required Lenders waive compliance with the requirements in
Section 8.20(b) of the Credit Agreement that (i) the A-D Acquisition be approved by the board of directors of A-D Contract Packaging, Inc. and/or Norden, Inc.; and (ii) the Yardley Acquisition be approved by the board of directors of Yardley of London Limited.

     1.6 The Required Lenders waive compliance with the requirement of
Section 8.20(f) of the Credit Agreement in connection with the A-D Acquisition and the Yardley Acquisition.


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SECTION 2.  CONDITIONS TO EFFECTIVENESS

        This Amendment No. 1 shall be effective upon the execution and delivery to Agent of the following (the date of satisfaction of such conditions being the "Amendment Effective Date"):

     2.1 a counterpart hereof by Borrowers and the Majority Lenders; provided, however, that any Borrower and/or any Lender may deliver its counterpart signature page hereto by telecopy to Agent or Agent's counsel, which delivery shall be binding on such Borrower and such Lender, and provided, further that any such Borrower and Lender shall promptly provide Agent or Agent's counsel with an adequate number (as determined by Agent) of originally executed signature pages hereto;

     2.2 a counterpart of the Consent of Guarantors and Grantors in the form attached hereto as Exhibit A (the "Consent") by each Guarantor and Credit Party party to a Security Agreement; provided, however, that any such Guarantor and/or Credit Party may deliver its counterpart of the Consent by telecopy to Agent or Agent's counsel, which delivery shall be binding on such Guarantor and Credit Party; and provided further that any such Guarantor and Credit Party shall promptly provide Agent or Agent's counsel with an adequate number (as determined by Agent) of originally executed counterparts of the Consent;

     2.3 a certificate of the Secretary of each Borrower, each Guarantor and each Credit Party party to a Security Agreement certifying (i) that there existed no Default or Event of Default, after giving effect to this Amendment No. 1 and that the execution, delivery and performance of this Amendment No. 1 will not cause a Default or Event of Default, and (ii) as to the incumbency of the officer executing this Amendment No. 1 and the Consent and the resolutions of its Board of Directors approving this Amendment No. 1 and the Consent; and

     2.4 the certificates, financial statements and other documents and instruments required to be delivered on or before the Amendment Effective Date pursuant to Section 8.20 (other than clause (f) thereof) of the Credit Agreement in connection with the A-D Acquisition and the Yardley
Acquisition.

SECTION 3.  COVENANTS

        Kolmar Canada covenants and agrees to provide written notification to the Agent, as soon as reasonably practicable (and in any event no later than the sixtieth day following the date on which Kolmar Canada acquires the Yardley Assets) (the date by which such notification is required to be given, the "Notification Date"), of the location at which the Yardley Assets are to be kept by Kolmar Canada and to promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect a first priority perfected security interest therein in favor of the Administrative Agent for the benefit of the Lenders. Notwithstanding anything to the contrary herein, the failure by Kolmar Canada provide such notification on or before the Notification Date shall constitute an Event of Default under the Credit Agreement.

 SECTION 4.  MISCELLANEOUS PROVISIONS

   4.1  EFFECT ON AND RATIFICATION OF THE CREDIT AGREEMENT.

        Except as specifically modified hereby, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed.

   4.2  FEES AND EXPENSES.

        Borrowers acknowledge that all costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment No. 1 shall be for the account of Borrowers.

   4.3  HEADINGS.

        Section headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

   4.4  COUNTERPARTS.

        This Amendment No. 1 may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

   4.5  APPLICABLE LAW.

        THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT NO. 1 AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT NO. 1, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
 LAW) AND DECISIONS OF THE STATE OF NEW YORK.


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        IN WITNESS WHEREOF, this Amendment and Waiver No. 1 has been duly executed on behalf of each of the undersigned as of the date first written above.

                               AEROSOL SERVICES COMPANY, INC.,
                               as Borrower


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer


                               PIEDMONT LABORATORIES, INC.,
                               as Borrower


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer


                               KOLMAR LABORATORIES, INC.,
                               as Borrower


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer


                               BT COMMERCIAL CORPORATION,
                               as Agent and as a Lender


                               By: /s/ Mark E. Funk
                                  ---------------------------
                               Name:  Mark E. Funk
                               Title: Vice President



        IN WITNESS WHEREOF, this Amendment and Waiver No. 1 has been duly executed on behalf of each of the undersigned as of the date first written above.

                               HELLER FINANCIAL, INC.,
                               as Co-Agent and as a Lender


                               By: /s/ Thomas W. Bukowski
                                  ---------------------------
                               Name:  Thomas W. Bukowski
                               Title: Senior Vice President


                               NATIONAL BANK OF CANADA,
                               as a Lender


                               By: /s/ Thomas H. Hopkins/Robert A. McKersol
                                  -----------------------------------------
                               Name:  Thomas H. Hopkins/Robert A. McKersol
                               Title: Vice President/Vice President


                               SUMITOMO BANK OF CALIFORNIA,
                               as a Lender



                               By: /s/ N.R. Ryan
                                  ---------------------------
                               Name:  N.R. Ryan
                               Title: Senior Vice President


                               FLEET CAPITAL CORPORATION,
                               as a Lender


                               By: /s/ Alisa G. Frederick
                                  ---------------------------
                               Name:  Alisa G. Frederick
                               Title: Vice President


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                     CONSENT OF GUARANTORS AND GRANTORS

        This undersigned as "Guarantors" under their respective Guarantees and "Grantors" under their respective Security Agreements hereby acknowledge the foregoing Amendment and Waiver No. 1, confirm their respective Guarantees and Security Agreements and agree that their respective obligations under such Guarantees and Security Agreements are not impaired or adversely affected by such Amendment and Waiver No. 1, and that such Guarantees and Security Agreements remain in full force and effect.

                               OUTSOURCING SERVICE GROUP INC.


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer


                               AEROSOL SERVICES COMPANY, INC.


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer


                               PIEDMONT LABORATORIES, INC.


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer


                               KOLMAR LABORATORIES, INC.


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer



                                                                  EXHIBIT A

                     CONSENT OF GUARANTORS AND GRANTORS

        This undersigned as "Guarantors" under their respective Guarantees and "Grantors" under their respective Security Agreements hereby acknowledge the foregoing Amendment and Waiver No. 1, confirm their respective Guarantees and Security Agreements and agree that their respective obligations under such Guarantees and Security Agreements are not impaired or adversely affected by such Amendment and Waiver No. 1, and that such Guarantees and Security Agreements remain in full force and effect.

                               OUTSOURCING SERVICE GROUP INC.


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer

                               AEROSOL SERVICES COMPANY, INC.


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer

                               PIEDMONT LABORATORIES, INC.


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer

                               KOLMAR LABORATORIES, INC.


                               By: /s/ Joseph W. Sortais
                                  ---------------------------
                               Name:  Joseph W. Sortais
                               Title: Chief Financial Officer